ABSC OOMC 2006-HE3
Asset Backed Securities Portfolio Analysis

3,330 records
Balance: 783,521,306
ARM

Selection Criteria: ARM
Table of Contents

1.

Original Mortgage Loan Balance

2.

Remaining Balance

3.

Mortgage Rates (%)

4.

Original Term

5.

Remaining Term

6.

LIEN

7.

AGE

8.

LTV

9.

Owner Occupancy

10.

Property Type

11.

Loan Purpose

12.

Rate Type

13.

Prepayment Penalty Term

14.

FICO Scores

15.

State

16.

Documentation

1. Original Mortgage Loan Balance

Original Mortgage Loan Balance	Number of Mortgage Loans	Remaining Principal Balance	% of Remaining Principal Balance	Average Principal Balance	WA Gross CPN	Weighted Average LTV	Weighted Average FICO
1 - 25,000	7	120,199.80	0.02	17,171.40	11.173	99.24	593
25,001 - 50,000	8	381,274.94	0.05	47,659.37	10.013	58.40	570
50,001 - 75,000	194	12,322,453.64	1.57	63,517.80	10.170	79.08	599
75,001 - 100,000	316	27,605,964.97	3.52	87,360.65	9.381	80.65	597
100,001 - 125,000	390	44,036,898.22	5.62	112,915.12	8.954	80.19	595
125,001 - 150,000	359	49,152,887.71	6.27	136,916.12	8.752	80.62	602
150,001 - 175,000	282	45,494,925.49	5.81	161,329.52	8.622	80.16	602
175,001 - 200,000	272	51,108,451.13	6.52	187,898.72	8.512	80.20	602
200,001 - 225,000	201	42,998,910.57	5.49	213,924.93	8.261	79.81	607
225,001 - 250,000	152	36,114,041.22	4.61	237,592.38	8.262	78.31	608
250,001 - 275,000	141	37,011,598.59	4.72	262,493.61	7.941	79.23	613
275,001 - 300,000	109	31,353,072.67	4.00	287,642.87	7.942	78.78	616
300,001 - 325,000	138	43,131,450.93	5.50	312,546.75	7.615	81.46	624
325,001 - 350,000	131	44,119,927.23	5.63	336,793.34	7.649	81.39	631
350,001 - 375,000	96	34,788,867.48	4.44	362,384.04	7.989	83.97	623
375,001 - 400,000	93	36,103,963.89	4.61	388,214.67	7.746	80.55	626
400,001 - 425,000	68	28,096,189.05	3.59	413,179.25	7.362	80.13	643
425,001 - 450,000	54	23,714,799.23	3.03	439,162.95	7.656	82.33	638
450,001 - 475,000	47	21,702,878.84	2.77	461,763.38	7.520	80.52	627
475,001 - 500,000	55	26,849,985.91	3.43	488,181.56	7.687	81.11	639
500,001 - 525,000	33	16,932,356.28	2.16	513,101.71	7.513	80.35	618
525,001 - 550,000	25	13,394,262.05	1.71	535,770.48	7.374	81.30	639
550,001 - 575,000	24	13,457,281.77	1.72	560,720.07	7.456	85.83	643
575,001 - 600,000	30	17,686,435.14	2.26	589,547.84	7.662	83.52	624
600,001 - 625,000	8	4,898,757.07	0.63	612,344.63	7.203	85.61	672
625,001 - 650,000	13	8,281,179.54	1.06	637,013.81	7.408	85.06	620
650,001 - 675,000	15	9,973,060.03	1.27	664,870.67	7.721	79.28	646
675,001 - 700,000	9	6,188,235.04	0.79	687,581.67	7.924	83.05	632
700,001 - 725,000	4	2,859,334.02	0.36	714,833.51	7.508	80.03	657
725,001 - 750,000	6	4,445,558.14	0.57	740,926.36	7.609	80.55	651
750,001 - 775,000	8	6,114,233.60	0.78	764,279.20	7.558	83.52	631
775,001 - 800,000	3	2,382,668.57	0.30	794,222.86	7.348	72.27	622
800,001 - 825,000	4	3,283,892.60	0.42	820,973.15	7.312	75.97	595
825,001 - 850,000	3	2,512,488.41	0.32	837,496.14	7.349	82.69	650
850,001 - 875,000	2	1,730,654.19	0.22	865,327.10	7.341	60.25	605
875,001 - 900,000	5	4,397,917.83	0.56	879,583.57	7.558	84.81	623
900,001 - 925,000	1	920,474.10	0.12	920,474.10	7.600	90.00	661
950,001 - 975,000	5	4,809,536.04	0.61	961,907.21	6.830	74.98	630
975,001 - 1,000,000	3	2,971,930.31	0.38	990,643.44	7.259	79.69	628
1,000,001 >=	16	20,072,309.37	2.56	1,254,519.34	7.205	69.18	612
Total:	3,330	783,521,305.61	100.00	235,291.68	8.063	80.39	618

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2. Remaining Balance

Remaining Balance	Number of Mortgage Loans	Remaining Principal Balance	% of Remaining Principal Balance	Average Principal Balance	WA Gross CPN	Weighted Average LTV	Weighted Average FICO
1 - 25000	7	120,199.80	0.02	17,171.40	11.173	99.24	593
25001 - 50000	11	530,937.95	0.07	48,267.09	10.385	63.04	578
50001 - 75000	195	12,472,431.32	1.59	63,961.19	10.146	79.25	599
75001 - 100000	314	27,506,187.48	3.51	87,599.32	9.382	80.50	597
100001 - 125000	392	44,336,259.57	5.66	113,102.70	8.938	80.03	596
125001 - 150000	358	49,103,049.80	6.27	137,159.36	8.757	80.85	602
150001 - 175000	280	45,220,194.21	5.77	161,500.69	8.622	80.03	602
175001 - 200000	272	51,133,690.36	6.53	187,991.51	8.514	80.27	601
200001 - 225000	202	43,248,758.19	5.52	214,102.76	8.264	79.92	607
225001 - 250000	151	35,913,605.41	4.58	237,838.45	8.238	78.21	609
250001 - 275000	141	37,021,364.00	4.72	262,562.87	7.963	79.27	613
275001 - 300000	110	31,692,828.11	4.04	288,116.62	7.922	78.75	617
300001 - 325000	137	42,857,597.67	5.47	312,829.18	7.606	81.34	624
325001 - 350000	130	43,794,953.24	5.59	336,884.26	7.663	81.53	630
350001 - 375000	97	35,163,102.37	4.49	362,506.21	7.977	83.93	624
375001 - 400000	92	35,729,729.00	4.56	388,366.62	7.756	80.55	625
400001 - 425000	68	28,096,189.05	3.59	413,179.25	7.362	80.13	643
425001 - 450000	55	24,164,721.50	3.08	439,358.57	7.703	82.38	636
450001 - 475000	47	21,727,755.87	2.77	462,292.68	7.451	80.20	632
475001 - 500000	54	26,375,186.61	3.37	488,429.38	7.701	81.31	636
500001 - 525000	33	16,932,356.28	2.16	513,101.71	7.513	80.35	618
525001 - 550000	25	13,394,262.05	1.71	535,770.48	7.374	81.30	639
550001 - 575000	25	14,032,275.14	1.79	561,291.01	7.441	85.59	643
575001 - 600000	29	17,111,441.77	2.18	590,049.72	7.681	83.63	623
600001 - 625000	8	4,898,757.07	0.63	612,344.63	7.203	85.61	672
625001 - 650000	14	8,930,834.81	1.14	637,916.77	7.443	84.25	617
650001 - 675000	14	9,323,404.76	1.19	665,957.48	7.709	79.65	650
675001 - 700000	9	6,188,235.04	0.79	687,581.67	7.924	83.05	632
700001 - 725000	5	3,583,035.83	0.46	716,607.17	7.547	82.05	662
725001 - 750000	5	3,721,856.33	0.48	744,371.27	7.592	78.71	645
750001 - 775000	8	6,114,233.60	0.78	764,279.20	7.558	83.52	631
775001 - 800000	3	2,382,668.57	0.30	794,222.86	7.348	72.27	622
800001 - 825000	4	3,283,892.60	0.42	820,973.15	7.312	75.97	595
825001 - 850000	3	2,512,488.41	0.32	837,496.14	7.349	82.69	650
850001 - 875000	3	2,605,104.63	0.33	868,368.21	7.176	68.56	613
875001 - 900000	4	3,523,467.39	0.45	880,866.85	7.733	84.76	622
900001 - 925000	1	920,474.10	0.12	920,474.10	7.600	90.00	661
950001 - 975000	5	4,809,536.04	0.61	961,907.21	6.830	74.98	630
975001 - 1000000	3	2,971,930.31	0.38	990,643.44	7.259	79.69	628
1000001 >=	16	20,072,309.37	2.56	1,254,519.34	7.205	69.18	612
Total:	3,330	783,521,305.61	100.00	235,291.68	8.063	80.39	618

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3. Mortgage Rates (%)

Mortgage Rates (%)	Number of Mortgage Loans	Remaining Principal Balance	% of Remaining Principal Balance	Average Principal Balance	WA Gross CPN	Weighted Average LTV	Weighted Average FICO
5.000 - 5.499	1	164,000.39	0.02	164,000.39	5.000	39.29	668
5.500 - 5.999	42	14,084,301.96	1.80	335,340.52	5.804	75.60	663
6.000 - 6.499	90	34,222,807.19	4.37	380,253.41	6.254	76.40	643
6.500 - 6.999	328	119,452,786.49	15.25	364,185.32	6.775	77.07	642
7.000 - 7.499	326	104,359,079.93	13.32	320,119.88	7.254	78.04	635
7.500 - 7.999	525	146,479,869.31	18.70	279,009.27	7.768	81.14	625
8.000 - 8.499	419	98,382,814.20	12.56	234,803.85	8.232	81.15	620
8.500 - 8.999	555	109,553,828.49	13.98	197,394.29	8.741	83.34	604
9.000 - 9.499	337	58,945,984.51	7.52	174,913.90	9.233	82.87	594
9.500 - 9.999	283	44,748,048.28	5.71	158,120.31	9.753	83.51	581
10.000 - 10.499	155	24,908,743.00	3.18	160,701.57	10.204	81.35	562
10.500 - 10.999	114	12,749,315.85	1.63	111,836.10	10.710	84.09	568
11.000 - 11.499	76	8,633,983.27	1.10	113,605.04	11.204	78.77	554
11.500 - 11.999	60	5,141,676.91	0.66	85,694.62	11.686	81.77	546
12.000 - 12.499	18	1,630,365.30	0.21	90,575.85	12.196	74.88	539
12.500 - 12.999	1	63,700.53	0.01	63,700.53	12.500	85.00	525
Total:	3,330	783,521,305.61	100.00	235,291.68	8.063	80.39	618

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4. Original Term

Original Term	Number of Mortgage Loans	Remaining Principal Balance	% of Remaining Principal Balance	Average Principal Balance	WA Gross CPN	Weighted Average LTV	Weighted Average FICO
0 - 180	2	176,669.19	0.02	88,334.60	9.743	72.62	522
301 - 360	3,328	783,344,636.42	99.98	235,380.00	8.062	80.39	618
Total:	3,330	783,521,305.61	100.00	235,291.68	8.063	80.39	618

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5. Remaining Term

Remaining Term	Number of Mortgage Loans	Remaining Principal Balance	% of Remaining Principal Balance	Average Principal Balance	WA Gross CPN	Weighted Average LTV	Weighted Average FICO
121 - 180	2	176,669.19	0.02	88,334.60	9.743	72.62	522
301 - 360	3,328	783,344,636.42	99.98	235,380.00	8.062	80.39	618
Total:	3,330	783,521,305.61	100.00	235,291.68	8.063	80.39	618

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6. LIEN

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7. AGE

AGE	Number of Mortgage Loans	Remaining Principal Balance	% of Remaining Principal Balance	Average Principal Balance	WA Gross CPN	Weighted Average LTV	Weighted Average FICO
2	15	4,665,594.38	0.60	311,039.63	8.439	67.79	579
3	2,540	577,926,256.80	73.76	227,530.02	8.217	80.14	613
4	660	172,282,828.94	21.99	261,034.59	7.609	81.70	632
5	76	21,461,803.38	2.74	282,392.15	7.535	79.47	633
6	29	5,532,695.12	0.71	190,782.59	7.995	78.41	626
7	5	1,272,567.47	0.16	254,513.49	6.983	77.59	607
8	1	15,538.76	0.00	15,538.76	11.500	100.00	580
9	1	19,631.06	0.00	19,631.06	11.500	100.00	585
10	2	31,619.12	0.00	15,809.56	11.500	100.00	590
16	1	312,770.58	0.04	312,770.58	8.750	95.00	601
Total:	3,330	783,521,305.61	100.00	235,291.68	8.063	80.39	618

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8. LTV

LTV	Number of Mortgage Loans	Remaining Principal Balance	% of Remaining Principal Balance	Average Principal Balance	WA Gross CPN	Weighted Average LTV	Weighted Average FICO
10.00 - 14.99	2	174,626.73	0.02	87,313.37	7.758	13.73	637
15.00 - 19.99	1	102,715.16	0.01	102,715.16	11.450	16.78	513
20.00 - 24.99	2	201,858.95	0.03	100,929.48	9.240	23.38	576
25.00 - 29.99	2	794,000.21	0.10	397,000.11	7.482	27.54	568
30.00 - 34.99	8	1,055,480.57	0.13	131,935.07	7.950	32.39	576
35.00 - 39.99	16	3,087,586.17	0.39	192,974.14	7.576	37.52	589
40.00 - 44.99	23	3,534,100.63	0.45	153,656.55	8.103	42.72	601
45.00 - 49.99	31	5,449,199.93	0.70	175,780.64	8.056	46.82	604
50.00 - 54.99	64	16,311,858.11	2.08	254,872.78	7.716	52.32	589
55.00 - 59.99	70	15,208,607.31	1.94	217,265.82	7.956	57.83	582
60.00 - 64.99	90	22,891,862.17	2.92	254,354.02	7.649	62.77	584
65.00 - 69.99	168	42,947,850.23	5.48	255,641.97	7.823	66.81	582
70.00 - 74.99	175	47,229,430.19	6.03	269,882.46	7.781	71.78	593
75.00 - 79.99	272	74,432,803.87	9.50	273,650.01	7.933	76.41	602
80.00 - 84.99	1,233	268,639,636.72	34.29	217,874.81	7.903	80.25	625
85.00 - 89.99	255	64,911,545.68	8.28	254,555.08	8.205	86.07	617
90.00 - 94.99	417	114,281,694.81	14.59	274,056.82	8.226	90.49	640
95.00 - 99.99	423	87,809,101.01	11.21	207,586.53	8.702	95.06	629
100.00 - 104.99	78	14,457,347.16	1.85	185,350.60	8.767	100.00	639
Total:	3,330	783,521,305.61	100.00	235,291.68	8.063	80.39	618

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9. Owner Occupancy

Owner Occupancy	Number of Mortgage Loans	Remaining Principal Balance	% of Remaining Principal Balance	Average Principal Balance	WA Gross CPN	Weighted Average LTV	Weighted Average FICO
I	273	53,741,696.52	6.86	196,856.03	9.037	84.79	653
P	3,002	716,413,182.50	91.44	238,645.30	7.987	79.99	615
S	55	13,366,426.59	1.71	243,025.94	8.207	83.61	642
Total:	3,330	783,521,305.61	100.00	235,291.68	8.063	80.39	618

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10. Property Type

Property Type	Number of Mortgage Loans	Remaining Principal Balance	% of Remaining Principal Balance	Average Principal Balance	WA Gross CPN	Weighted Average LTV	Weighted Average FICO
Single Family	2,618	591,249,805.47	75.46	225,840.26	8.062	80.12	614
Condo - 1-4 Stories	138	32,473,522.33	4.14	235,315.38	8.370	83.85	634
Condo - 5 Stories & up	9	1,762,977.85	0.23	195,886.43	8.440	77.66	625
PUD	315	81,394,971.98	10.39	258,396.74	8.063	80.30	614
Manufactured home	28	3,616,151.92	0.46	129,148.28	8.997	74.95	630
2-4 Family	15	3,953,400.54	0.50	263,560.04	7.831	83.90	636
Condo Conversion	5	768,846.03	0.10	153,769.21	9.193	81.26	599
2 Unit	135	43,703,962.30	5.58	323,733.05	7.786	81.78	644
3-4 Units	67	24,597,667.19	3.14	367,129.36	7.992	80.32	640
Total:	3,330	783,521,305.61	100.00	235,291.68	8.063	80.39	618

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11. Loan Purpose

Loan Purpose	Number of Mortgage Loans	Remaining Principal Balance	% of Remaining Principal Balance	Average Principal Balance	WA Gross CPN	Weighted Average LTV	Weighted Average FICO
C	1,830	464,051,038.67	59.23	253,579.80	7.994	77.98	606
P	1,305	276,492,829.11	35.29	211,871.90	8.127	84.15	640
R	195	42,977,437.83	5.49	220,397.12	8.388	82.13	597
Total:	3,330	783,521,305.61	100.00	235,291.68	8.063	80.39	618

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12. Rate Type

Rate Type	Number of Mortgage Loans	Remaining Principal Balance	% of Remaining Principal Balance	Average Principal Balance	WA Gross CPN	Weighted Average LTV	Weighted Average FICO
ARM	3,330	783,521,305.61	100.00	235,291.68	8.063	80.39	618
Total:	3,330	783,521,305.61	100.00	235,291.68	8.063	80.39	618

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13. Prepayment Penalty Term

Prepayment Penalty Term	Number of Mortgage Loans	Remaining Principal Balance	% of Remaining Principal Balance	Average Principal Balance	WA Gross CPN	Weighted Average LTV	Weighted Average FICO
0	985	230,859,175.82	29.46	234,374.80	8.410	80.16	618
12	207	75,747,643.80	9.67	365,930.65	7.649	80.19	633
24	1,966	434,950,042.19	55.51	221,236.03	8.020	80.90	613
30	3	553,545.85	0.07	184,515.28	6.997	70.69	610
36	169	41,410,897.95	5.29	245,034.90	7.346	76.67	630
Total:	3,330	783,521,305.61	100.00	235,291.68	8.063	80.39	618

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14. FICO Scores

FICO Scores	Number of Mortgage Loans	Remaining Principal Balance	% of Remaining Principal Balance	Average Principal Balance	WA Gross CPN	Weighted Average LTV	Weighted Average FICO
0 - 19	19	2,245,338.54	0.29	118,175.71	9.783	73.90	0
500 - 519	205	39,317,998.51	5.02	191,795.11	9.302	75.43	511
520 - 539	210	39,774,449.09	5.08	189,402.14	9.376	74.34	530
540 - 559	208	41,860,472.00	5.34	201,252.27	9.146	76.25	549
560 - 579	325	70,575,565.96	9.01	217,155.59	8.303	76.56	570
580 - 599	496	110,832,414.39	14.15	223,452.45	8.014	78.19	589
600 - 619	509	112,999,952.69	14.42	222,003.84	7.927	81.13	610
620 - 639	446	103,407,179.64	13.20	231,854.66	7.787	82.88	630
640 - 659	334	87,733,725.03	11.20	262,675.82	7.741	82.69	649
660 - 679	225	67,595,240.27	8.63	300,423.29	7.536	82.39	670
680 - 699	138	42,878,985.44	5.47	310,717.29	7.620	84.87	688
700 - 719	86	25,608,183.77	3.27	297,769.58	7.639	86.25	709
720 - 739	48	14,240,720.35	1.82	296,681.67	7.572	82.07	729
740 - 759	43	11,824,633.96	1.51	274,991.49	7.448	84.45	748
760 - 779	22	6,743,353.33	0.86	306,516.06	7.527	84.55	769
780 - 799	16	5,883,092.64	0.75	367,693.29	6.969	82.67	785
Total:	3,330	783,521,305.61	100.00	235,291.68	8.063	80.39	618

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15. State

State	Number of Mortgage Loans	Remaining Principal Balance	% of Remaining Principal Balance	Average Principal Balance	WA Gross CPN	Weighted Average LTV	Weighted Average FICO
Alabama	15	1,404,934.14	0.18	93,662.28	9.260	85.08	599
Alaska	2	466,688.88	0.06	233,344.44	8.918	100.00	658
Arizona	56	10,606,939.39	1.35	189,409.63	8.457	77.39	605
Arkansas	9	1,210,665.35	0.15	134,518.37	9.049	88.63	625
California	506	198,256,467.95	25.30	391,811.20	7.294	78.74	632
Colorado	53	10,318,756.61	1.32	194,693.52	7.859	84.93	614
Connecticut	54	12,172,157.94	1.55	225,410.33	8.173	78.12	612
Delaware	12	2,406,424.81	0.31	200,535.40	8.376	78.85	590
District of Columbia	7	2,033,512.78	0.26	290,501.83	8.104	77.51	609
Florida	403	86,458,797.67	11.03	214,537.96	8.300	80.77	615
Georgia	92	13,697,398.94	1.75	148,884.77	8.709	84.59	610
Hawaii	9	3,268,369.72	0.42	363,152.19	8.449	78.77	623
Idaho	19	2,349,584.64	0.30	123,662.35	8.720	81.67	603
Illinois	115	22,185,197.64	2.83	192,914.76	8.764	83.17	615
Indiana	37	6,086,020.84	0.78	164,487.05	8.563	83.25	626
Iowa	13	1,873,791.00	0.24	144,137.77	8.569	84.64	603
Kansas	17	1,174,933.43	0.15	69,113.73	9.944	87.82	607
Kentucky	24	3,100,751.45	0.40	129,197.98	8.744	84.27	579
Louisiana	17	2,163,563.40	0.28	127,268.44	8.641	82.28	613
Maine	32	4,721,507.06	0.60	147,547.10	8.670	79.10	604
Maryland	90	22,838,797.44	2.91	253,764.42	8.378	81.37	597
Massachusetts	216	65,582,189.44	8.37	303,621.25	7.877	78.87	633
Michigan	129	16,294,159.81	2.08	126,311.32	9.168	82.73	590
Minnesota	20	4,158,937.03	0.53	207,946.85	8.421	80.95	621
Mississippi	5	624,302.84	0.08	124,860.57	8.854	80.73	619
Missouri	35	4,993,572.56	0.64	142,673.50	9.543	88.75	593
Montana	14	1,871,020.01	0.24	133,644.29	8.366	80.38	616
Nebraska	4	430,745.79	0.05	107,686.45	10.378	83.33	591
Nevada	43	11,174,963.46	1.43	259,882.87	7.928	82.22	622
New Hampshire	20	4,337,080.72	0.55	216,854.04	8.017	78.28	597
New Jersey	131	39,343,318.37	5.02	300,330.67	8.472	79.24	613
New York	190	69,766,623.48	8.90	367,192.76	7.583	79.27	630
North Carolina	76	11,614,477.83	1.48	152,822.08	8.628	81.52	602
North Dakota	1	57,490.50	0.01	57,490.50	11.600	85.00	559
Ohio	88	10,832,848.04	1.38	123,100.55	9.247	85.70	595
Oklahoma	31	3,793,744.49	0.48	122,378.85	9.548	87.36	572
Oregon	16	3,180,648.74	0.41	198,790.55	7.999	74.10	583
Pennsylvania	123	18,888,764.43	2.41	153,567.19	8.421	83.62	603
Rhode Island	30	6,657,892.25	0.85	221,929.74	8.156	79.58	614
South Carolina	48	7,981,930.58	1.02	166,290.22	8.885	79.38	615
South Dakota	3	350,298.74	0.04	116,766.25	8.121	82.64	648
Tennessee	51	6,808,375.34	0.87	133,497.56	8.859	84.46	590
Texas	213	28,979,397.93	3.70	136,053.51	8.920	81.69	592
Utah	10	1,449,416.27	0.18	144,941.63	7.855	82.18	640
Vermont	21	3,892,165.39	0.50	185,341.21	8.698	82.35	627
Virginia	125	29,754,995.12	3.80	238,039.96	8.177	80.35	605
Washington	54	13,441,146.54	1.72	248,910.12	8.072	81.00	601
Wisconsin	48	7,916,594.69	1.01	164,929.06	8.638	82.52	612
Wyoming	3	548,944.14	0.07	182,981.38	8.391	90.90	630
Total:	3,330	783,521,305.61	100.00	235,291.68	8.063	80.39	618

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16. Documentation

Documentation	Number of Mortgage Loans	Remaining Principal Balance	% of Remaining Principal Balance	Average Principal Balance	WA Gross CPN	Weighted Average LTV	Weighted Average FICO
Full Documentation	2,079	418,569,536.39	53.42	201,332.15	8.096	81.48	604
Lite Documentation	14	4,095,694.01	0.52	292,549.57	8.435	79.81	609
No Documentation	36	10,391,284.43	1.33	288,646.79	8.318	86.28	716
Stated Documentation	1,201	350,464,790.78	44.73	291,810.82	8.011	78.91	631
Total:	3,330	783,521,305.61	100.00	235,291.68	8.063	80.39	618

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Credit Suisse
11 Madison Avenue
New York, New York 10010
www.credit-suisse.com
Mar 20, 2006 17:40

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates with a file number of [ABSC - (333-127230)]. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-221-1037.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement that will be prepared for the securities offering to which this free writing prospectus relates. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.The information in this free writing prospectus is preliminary, and may be superseded by an additional free writing prospectus provided to you prior to the time you enter into a contract of sale. This preliminary free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to herein. The securities are being offered when, as and if issued. In particular, you are advised that these securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials.A contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.